SUB-ITEM 77Q1(e)

A copy of the Investment Advisory Agreement between Registrant and Northwood Securities LLC regarding the NWS Global Property Fund and NWS International Property Fund, Exhibit (d)(14)(A) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 68 on December 16, 2016, accession number 0001435109-16-002277.